Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We grant equity awards, including stock options and restricted stock units, to our employees and stock options to our non-employee directors on an annual basis. We also grant stock options to individuals upon hire or promotion or in recognition of valuable contributions to the company. We currently do not grant stock appreciation rights or similar option-like instruments. During the year ended December 31, 2024, neither our board nor our compensation committee took material nonpublic information into account when determining the timing or terms of such equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false